Financial Instruments - Fair Value of Assets and Liabilities Measured on Recurring Basis (Table) (Details) - Recurring Basis - Significant Other Observable Inputs Assets / (Liabilities) (Level 2) - USD ($)
$ in Thousands
	Jun. 30, 2017	Dec. 31, 2016
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Interest rate swaps	$ (4,110)	$ (1,030)
Bunker swaps	1,926	2,479
Bunker call options	440	1,307
Total	$ (1,744)	$ 2,756